                                                                    EXHIBIT 10.8

                                    August 1, 2000



The Persons Listed on Exhibit A Hereto

     Re:  Shareholders' Agreement, Dated as of March 30, 2000, (as amended to date), by and among MIND C.T.I. Ltd. (the "Company") and the "Shareholders" as defined therein (the "Shareholders'
                                    -----------------------------------------
          Agreement")
          -------------------------------------------------------------------


Ladies and Gentlemen:

          This will confirm that, from and after the closing of the proposed initial public offering of the ordinary shares of the Company, the undersigned hereby waive any rights they have under Section 4 of the Shareholders' Agreement with respect to any sales of ordinary shares by Non-Investor Shareholders, other than sales by Monica Eisinger, Lior Salansky, and their respective Permitted Transferees. Nothing herein shall affect the rights of any of the undersigned contained in Section 4 of the Shareholders' Agreement with respect to sales of ordinary shares by Monica Eisinger, Lior Salansky or their respective Permitted Transferees. Capitalized words used as defined terms herein and not otherwise defined shall have the meanings ascribed thereto in the Shareholders' Agreement.


                              /s/ Monica Eisinger
                              ____________________________
                              Monica Eisinger


                              /s/ Lior Salansky
                              ____________________________
                              Lior Salansky


                              ADC Teledata Communications Ltd.


                                  /s/ Ilan Melamed
                              By: __________________________
                                  Name: Ilan Melamed
                                  Title: Chief Executive Officer
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                              Summit Ventures V, L.P.

                              By:  Summit Partners V, L.P.,
                              its General Partner

                              By:  Summit Partners, LLC,
                              its General Partner

                                  /s/ Kevin Mohan
                              By: ---------------------------
                                  Member


                              Summit V Companion Fund, L.P.


                              By:  Summit Partners V, L.P.,
                              its General Partner

                              By:  Summit Partners, LLC,
                              its General Partner

                                  /s/ Kevin Mohan
                              By: ---------------------------
                                  Member


                              Summit V Advisors Fund, L.P.


                              By:  Summit Partners, LLC,
                              its General Partner

                                  /s/ Kevin Mohan
                              By: ---------------------------
                                  Member


                              Summit V Advisors Fund (QP), L.P.


                              By:  Summit Partners, LLC,
                              its General Partner

                                  /s/ Kevin Mohan
                              By: ---------------------------
                                  Member
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                              Summit Investors III, L.P.


                                  /s/ Kevin Mohan
                              By: __________________________
                                  Name: Kevin Mohan
                                  Title: General Partner


                              Oscar Gruss & Son Incorporated


                                  /s/ Michael Shaoul
                              By: __________________________
                                  Name: Michael Shaoul
                                  Title: Executive Vice President

                                   Exhibit A
                                   ---------

MIND C.T.I. Ltd.

Summit Ventures V, L.P.
Summit V Companion Fund, L.P.
Summit V Advisors Fund, L.P.
Summit V Advisors Fund (QP), L.P.
Summit Investors III, L.P.

Oscar Gruss & Son Incorporated

Monica Eisinger

Lior Salansky

ADC Teledata Communications Ltd.

Zeev Braude

MIND Israel Ltd.

Avshalom Radzinsky

Rafael Newman

Izik Ben Zaken

Idit Maor

Shai Weisberg